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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:    JANUARY 4, 2006
DATE OF EARLIEST EVENT REPORTED:    DECEMBER 28, 2005

                        TRANSATLANTIC HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                    1-10545                    13-3355897
  (State or other        (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                      Identification Number)
   incorporation)
                              80 PINE STREET,
                          NEW YORK, NEW YORK 10005

                      (Address of principal executive
                                  offices)

                               (212) 770-2000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

By letter dated December 26, 2005 and received by Transatlantic Holdings, Inc. (the "Company") on December 28, 2005, Tomio Higuchi notified the Company that, for personal reasons, he will not stand for re-election as a director of the Company at its annual shareholders' meeting scheduled to be held in May, 2006.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  January 4, 2006

                                 TRANSATLANTIC HOLDINGS, INC.


                                 By: /s/ Gary A. Schwartz
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                                      Gary A. Schwartz
                                      Senior Vice President and General Counsel